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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) SEPTEMBER 27, 2002
                                                      -------------------

                     COMBINED PROFESSIONAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEVADA                          0-25675             88-0346441
-----------------------------       --------------       ------------------
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                   File No.)         Identification No.)



                 433 PLAZA REAL, SUITE 275, BOCA RATON, FL 33432
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 962-4196
                                                           --------------



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Item 5. OTHER EVENTS.

On September 27, 2002 Registrant executed a Share Exchange Agreement with Patron Systems, Inc. and the shareholders of Patron Systems, Inc.("Patron"). Patron is a developmental stage corporation which has been organized to provide information security solutions.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 Exhibit 99. - Press release dated September 27, 2002 announcing execution of share exchange agreement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMBINED PROFESSIONAL SERVICES, INC.


                                     By: /s/ JEFF SPANIER
                                         ---------------------------------------
September 27, 2002                            Jeff Spanier, President









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